Supplement Dated July 16, 2021
To The Prospectus Dated April 26, 2021

JNL® Investors Series Trust

The changes below are effective April 26, 2021.

In the section entitled, “Management of The Trust,” under “Management Fee,” please delete the table and corresponding endnote in the entirety and replace with following:

Fund	Assets	Advisory Fee (Annual Rate Based on Average Daily Net Assets of each Fund)	Aggregate Fee Paid to Adviser based on Average Daily Net Asset as of December 31, 2020
JNL Government Money Market Fund[1]	$0 to $750 million	.200%
	$750 million to $3 billion	.180%
	$3 billion to $5 billion	.160%
	Over $5 billion	.140%	0.18%
JNL Securities Lending Collateral Fund	$0 to $3 billion	.040%
	$3 billion to $5 billion	.035%
	Over $5 billion	.030%	0.04%

[1]
Effective March 16, 2020, JNAM has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit the total operating expenses of each class of shares of the Fund, transactional costs, if any, interest, taxes and dividend and extraordinary expenses, to an annual rate (as a percentage of the average daily net assets of the Fund) equal to or less than the Fund’s investment income for the period. The fee waiver will continue through April 30, 2022. The Adviser may extend the fee waiver for a subsequent one-year term, and thereafter, the fee waiver will automatically renew for additional subsequent one-year terms unless the Board of Trustees approves the elimination of the fee waiver. In addition, when the Fund receives income sufficient to pay a dividend, the Adviser may recapture previously waived fees and expenses for a period of three years.

This Supplement is dated July 16, 2021.